Short-term Investments	12 Months Ended
Dec. 31, 2014
Short-term Investments [Abstract]
Short-term Investments

4.	Short-term Investments

Nucor’s short-term investments held as of December 31, 2014, and December 31, 2013, were $100.0 million and $28.2 million, respectively. These investments consisted of fixed term deposits and certificates of deposit (CDs) at December 31, 2014, and December 31, 2013, respectively, and are classified as available-for-sale. The interest rates on the fixed term deposits and CDs are fixed at inception and interest income is recorded as earned.

No realized or unrealized gains or losses were incurred in 2014, 2013 or 2012.

The contractual maturities of all of the fixed term deposits outstanding at December 31, 2014, are before December 31, 2015.